Exhibit 10(fff)

DOCKET NO. 34077

JOINT REPORT AND APPLICATION	§	BEFORE THE
OF ONCOR ELECTRIC DELIVERY	§
COMPANY AND TEXAS ENERGY	§	PUBLIC UTILITY COMMISSION
FUTURE HOLDINGS LIMITED	§
PARTNERSHIP PURSUANT TO	§	OF TEXAS
PURA § 14.101	§

AMENDMENT TO STIPULATION

REGARDING SECTION I, PARAGRAPH 35 AND EXHIBIT B

On October 24, 2007, the following parties filed a settlement of all issues in this docket (the “Stipulation”): Oncor Electric Delivery Company (“Oncor”), Texas Energy Future Holdings Limited Partnership (“TEF”), the Staff of the Public Utility Commission of Texas (“Staff”), the Office of Public Utility Counsel (“OPC”), Texas Industrial Energy Consumers (“TIEC”), the Steering Committee of Cities Served by Oncor Electric Delivery Company (“Cities”), the State of Texas (“State”), the Texas State Association of Electrical Workers (“IBEW”), Texas Ratepayers’ Organization to Save Energy (“Texas ROSE”) and Texas Legal Services Center (“TLSC”) (hereinafter collectively referred to as “Signatories.”). The Signatories submitted the Stipulation to the Commission as representing a just and reasonable disposition of the issues related to this docket consistent with the public interest, and requested approval of this Stipulation and entry of findings of fact and conclusions of law consistent with that approval.

Following additional discussions, the Signatories have agreed to execute this Amendment to the Stipulation regarding Section I, Paragraph 35 and Exhibit B (this “Amendment”), and agree as follows:

I.	AMENDMENTS TO THE STIPULATION

A. Revised Section I, Paragraph 35.

Existing Section I, Paragraph 35 in the Stipulation is hereby replaced and amended to read as follows:

(35)

Oncor will provide a one-time credit of $72 million to REPs to be directly paid or credited to their retail customers. The one-time credit shall be allocated and provided as reflected on Exhibit B to this Stipulation. The credit shall be provided over the first full Oncor billing month that starts at least 45 days after the Commission dismisses P.U.C. Docket No. 34040. Oncor will notify all Retail Electric Providers (REPs) in its service area that the credit will be available only to those REPs that within 15 days of receiving the notice agree in writing to: (1) directly pay or credit the amount in full to retail customers by ESI ID within 45 days of receipt the amount received through the Texas SET 810_02 transaction from Oncor, and (2) file an affidavit with the Commission within 60 days of the last day of the billing month in which the credits were provided stating that the credits which it received in this proceeding through the Texas SET 810_02 transactions were directly paid or credited to its retail customers. Oncor shall notify participating REPs of the first and last dates of the full Oncor billing month it has used in providing credits to the participating REPs. Oncor will file an affidavit with the Commission providing a list of the participating REPs within 15 days after the deadline for REPs to indicate their agreement to participate. To the extent that certain REPs do not participate in the credit, Oncor will reallocate in the same proportions the remaining portion of the $72 million credit to the REPs participating in the credit so that the full $72 million credit is received by participating REPs and directly paid or credited to retail customers. Credit amounts that are unclaimed by non-industrial customers after the initial REP allocation and reallocation will be allocated on a pro rata basis by Oncor to the bill payment assistance program of each participating REP that serves residential customers. Within 30 days after providing the credit, Oncor will file an affidavit with the Commission stating that it has provided the $72 million credit and listing the total amount credited by customer class, and the remaining amounts paid to REPs for bill payment assistance programs. This $72 million one-time credit to retail customers shall count as a reduction to net income in the calculation of net income for dividend payment purposes described in paragraph (23). TEF will ensure that TXU Energy Retail passes the entire credit that it receives directly through to its retail customers. The parties agree that the one-time credit will not be recovered by Oncor in any future proceedings, and further agree that they will not argue that the credit is any precedent or support for a rate reduction in the 2008 rate case or any future rate proceeding. The Signatories will request the Commission to dismiss P.U.C. Docket No. 34040, Commission Staff’s Petition for Review of the Rates of TXU Electric Delivery Company, and Oncor will agree to file a system-wide rate case no later than July 1, 2008 based on a test-year ended December 31, 2007.

B. Revised Exhibit B.

Exhibit B to the Stipulation is hereby replaced and amended to read as set forth in Attachment 1 hereto.

C. Revised Proposed Finding of Fact No. 14.m.

Proposed Finding of Fact No. 14.m. in the proposed Order attached as Exhibit A to the Stipulation is hereby replaced with the amended language from revised Paragraph 35 and revised Exhibit B, as set forth in Sections A and B above.

D. No Other Modifications.

Except for the modifications set forth above, the remaining terms of the Stipulation shall continue in full force and effect.

II.	MISCELLANEOUS

A. This Amendment supersedes all other written and oral exchanges or negotiations among the parties or their representatives with regard to the subjects contained herein.

B. Each person executing this Amendment represents that he or she is authorized to sign this Amendment on behalf of the party represented. Facsimile copies of signatures are valid for purposes of evidencing this Amendment, and this Amendment may be executed in multiple counterparts.

C. Oncor will provide notice of this Amendment to all parties in Docket Nos. 34077 and 34040.

STIPULATED AND AGREED TO AS OF DECEMBER 12, 2007.

By:	/s/ Michael J. Tomsu
VINSON & ELKINS L.L.P.
Michael J. Tomsu
Texas Bar No. 20125875
Michael D. Marin
Texas Bar No. 00791174
The Terrace 7
2801 Via Fortuna, Suite 100
Austin, TX 78746
Tel: (512) 542-8400
Fax: (512) 542-8612

John C. Wander
Texas Bar No. 00791877
Elizabeth C. Brandon
Texas Bar No. 24049580
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, TX 75201-2975
Tel: (214) 220-7770
Fax: (214) 999-7770

HUNTON & WILLIAMS
Richard L. Adams
Texas Bar No. 00874950
Jo Ann Biggs
State Bar No. 02312400
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Tel. (214) 979-3000
Fax. (214) 979-3901

ATTORNEYS FOR TEXAS ENERGY FUTURE HOLDINGS LIMITED PARTNERSHIP

By:	/s/ Matt Henry
HUNTON & WILLIAMS
Matthew C. Henry
Texas Bar No. 00790870
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Tel. (214) 979-3000
Fax. (214) 979-3901

Howard V. Fisher
State Bar No. 07051500
Oncor Electric Delivery Company
1601 Bryan Street, 23rd Floor
Dallas, Texas 75201
214.486.3026 Office
214.486.3221 Fax

ATTORNEYS FOR ONCOR ELECTRIC DELIVERY COMPANY

TEXAS INDUSTRIAL ENERGY CONSUMERS

By:	/s/ Lino Mendiola
ANDREWS KURTH LLP
Jonathan Day
State Bar No. 05610000
Lino Mendiola
State Bar No. 00791248
Tammy Cooper
State Bar No. 00796401
111 Congress Avenue, Suite 1700
Austin, Texas 78701
Telephone: (512) 320-9200
Fax: (512) 320-9292

STEERING COMMITTEE OF CITIES SERVED BY ONCOR

By:	/s/ Thomas L. Brocato
LLOYD GOSSELINK BLEVINS ROCHELLE & TOWNSEND, P.C.
Geoffrey Gay
State Bar No. 07774300
Thomas L. Brocato
State Bar No. 03039030
Kristen Pauling Doyle
State Bar No. 00797225
816 Congress Avenue, Suite 1900
Austin, Texas 78701
Telephone: (512) 322-5800
Fax: (512) 472-0532

OFFICE OF PUBLIC UTILITY COUNSEL

By:
Suzi Ray McClellan
Public Counsel
State Bar No. 16607620
James K. Rourke, Jr.
Assistant Public Counsel
State Bar No. 17323700
1701 N. Congress Avenue, Suite 9-180
P.O. Box 12397
Austin, Texas 78711-2397
Telephone: (512) 936-7500
Fax: (512) 936-7525

STEERING COMMITTEE OF CITIES SERVED BY ONCOR

By:
LLOYD GOSSELINK BLEVINS ROCHELLE & TOWNSEND, P.C.
Geoffrey Gay
State Bar No. 07774300
Thomas L. Brocato
State Bar No. 03039030
Kristen Pauling Doyle
State Bar No. 00797225
816 Congress Avenue, Suite 1900
Austin, Texas 78701
Telephone: (512) 322-5800
Fax: (512) 472-0532

OFFICE OF PUBLIC UTILITY COUNSEL

By:	/s/ James K. Rourke, Jr.
Suzi Ray McClellan
Public Counsel
State Bar No. 16607620
James K. Rourke, Jr.
Assistant Public Counsel
State Bar No. 17323700
1701 N. Congress Avenue, Suite 9-180
P.O. Box 12397
Austin, Texas 78711-2397
Telephone: (512) 936-7500
Fax: (512) 936-7525

STAFF OF THE PUBLIC UTILITY COMMISSION OF TEXAS

Thomas S. Hunter
Division Director
Legal Division

Keith Rogas
Deputy Division Director
Legal Division

/s/ Paul A. Curtis
Paul A. Curtis
Senior Attorney – Legal Division
State Bar No. 24047627
Public Utility Commission of Texas
1701 N. Congress Avenue
P.O. Box 13326
Austin, Texas 78711-3326
Telephone: (512) 936-7297
Facsimile: (512) 936-7268

STATE OF TEXAS

GREG ABBOTT
Attorney General of Texas

KENT C. SULLIVAN
First Assistant Attorney General

DAVID S. MORALES
Deputy Attorney General for Civil Litigation

PAUL D. CARMONA
Chief, Consumer Protection and Public Health Division

MARION TAYLOR DREW
Public Agency Representation Section Chief

By:	/s/ Marion Taylor Drew for
Bryan L. Baker
State Bar No. 00790256
Susan Kelley
State Bar No. 11205700
Assistant Attorneys General
Office of the Attorney General
P.O. Box 12548
Austin, Texas 78711
Voice: (512) 475-4171
Fax: (512) 322-9114
E-mail: bryan.baker@oag.state.tx.us
susan.kelley@oag.state.tx.us

TEXAS STATE ASSOCIATION OF ELECTRICAL WORKERS

By:
DEATS, DURST, OWEN & LEVY, P.L.L.C.
Richard Levy
State Bar No. 12268650
Philip Durst
State Bar No. 06287850
Elaine F. Edwards
State Bar No. 34049829
1204 San Antonio Street, Suite 203
Austin, Texas 78701
Telephone: (512) 474-6200
Fax: (512) 474-7896

TEXAS LEGAL SERVICES CENTER

By:	/s/ Randall Chapman
Randall Chapman, Bar No. 04129800
Neish A. Carroll, Bar No. 00795282
Texas Legal Services Center
815 Brazos, Suite 1100
Austin, Texas 78701
Telephone: (512) 477-6000
Facsimile: (512) 477-6576

TEXAS RATEPAYERS’ ORGANIZATION TO SAVE ENERGY

By:	/s/ Neish A. Carroll for Carol J. Biedrzycki
Carol J. Biedrzycki, Executive Director
Texas Ratepayers’ Organization to Save Energy
815 Brazos, Ste. 1100
Austin, Texas 78701
Telephone: (512) 472-5233
Facsimile: (512) 472-5310

ATTACHMENT 1

Exhibit B

Allocation of One-Time Credit Provided in Section I, Paragraph 35 of Stipulation

Customer Class	Amount Allocated to Class
Residential	$32,983,398.59

Sec<=10 kW	$790,769.48

Sec>10kW	$26,427,614.56

Pri<=10kW	$11,163.78

Pri>10kW	$5,279,308.63

Transmission	$5,401,089.92

Lighting	$1,106,655.05

Credit Methodology

General

Oncor will calculate a credit amount per ESI ID in accordance with the methodology set forth in this Exhibit B. Oncor will use the standard Texas SET 810_02 transaction with specific transaction charge code (SER 105) in order to provide the allocated share of $72 million credit to the participating REPs by ESI ID. The credit will be calculated on an ESI ID basis for each end-use retail customer of a participating REP as of the last billing day of Oncor’s December 2007 billing cycle. Each per ESI ID credit amount shall be truncated to the cent. The credit amount for each ESI ID will be sent to that end-use retail customer’s REP as of the date of the credit, by ESI ID.

Residential Service ($32,983,398.59)

The Residential Rate Class credit will be based on a fixed $ amount per Residential ESI ID that will be calculated as follows: $32,983,398.59/ Total Number of participating REP Residential ESI IDs determined as of the last billing day of Oncor’s December 2007 billing cycle.

Secondary Service Less Than or Equal to 10 kW ($790,769.48)

Same process used for Residential Service.

Secondary Service Greater Than 10 kW ($26,427,614.56)

The Secondary Service Greater Than 10 kW customer credit will be determined based on each participating REP’s customer’s (on a per ESI ID basis) 2007 annual kWh consumption as a percentage of the total 2007 participating REP’s annual Secondary Service Greater Than 10 kW class kWh.

Each individual ESI ID’s percentage as calculated above will be multiplied by the total class credit of $26,427,614.56.

Primary Service Less Than or Equal to 10 kW ($11,163.78)

Same process used for Residential Service.

Primary Service Greater Than 10 kW ($5,279,308.63)

Same process used for Secondary Service Greater Than 10 kW.

Transmission Service ($5,401,089.92)

Same process used for Secondary Service Greater Than 10 kW.

Lighting Service ($1,106,655.05)

The Lighting Service credit of $1,106,655.05 will be allocated to the various types of lights based on the light type’s percentage of the total revenue for the 2006 calendar year.

Light Type	% of 2006 Test Year Lighting Revenue	Credit
Schedule A	58.88%	$651,750.58
Schedule B	8.66%	$95,811.58
Schedule C	0.03%	$386.34
Schedule D	2.23%	$24,725.58
Metered (Non-Company)	1.7%	18,622.17
Metered (Company)	0.4%	4,420.61
Outdoor Lights	28.1%	310,938.20

Total	100.0%	$1,106,655.06

For Street Light Schedules A, B, C, D, and Outdoor Lights, the credit will be based on a fixed $ amount per light type calculated by dividing the allocated amount for each light type by each participating REP’s number of lights in that type as of last billing day of Oncor’s December 2007 billing cycle.

For metered streetlight service, the credit will be calculated for each metered premise based on each participating REP’s metered premises’ 2007 annual revenue as a percentage of the total 2007 revenue for metered Street Light Service.